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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statement (File No. 33-99833) on Form S-8.

                                       /s/ ARTHUR ANDERSEN LLP
                                       -----------------------
                                       Arthur Andersen LLP

San Jose, California
January 28, 1999